Alain Couder Chairman & CEO Jerry Turin CFO Shining light on photonic innovation ™ Exhibit 99.2 Q3 Fiscal Year 2012 Summary

©
Oclaro ™

Forward Looking Statements
Safe Harbor Statement
This presentation, including the statements made by management, contain statements about management’s future expectations, plans or prospects of Oclaro, Inc. and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements concerning (i) financial targets and expectations, and progress toward our targeted business model, including financial guidance for the fiscal quarter ending March 31, 2012 regarding revenue, non-GAAP gross margin and Adjusted EBITDA, (ii) the impact to our operations and financial condition attributable to the flooding in Thailand, and our recovery efforts related to the flooding, (iii) sources for improvement of gross margin and operating expenses, (iv) the progress on our strategic initiatives, including our merger with Opnext, (v) our cash position and financial resources, and (vi) our position with respect to our product roadmap and our ability to introduce new products. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as
“anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” and other words and terms of similar meaning in connection the any discussion of future operations or financial performance.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-
looking statements, including (i) the impact to our operations and financial condition attributable to the flooding in Thailand, (ii)
the impact of continued uncertainty in world financial markets and any resulting reduction in demand for our products, (iii) our ability to maintain our gross margin, (iv) the effects of fluctuating product mix on our results, (v) our ability to timely develop and commercialize new products, (vi) our ability to respond to evolving technologies and customer requirements, (vii) our dependence on a limited number of customers for a significant percentage of our revenues, (viii) our ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources than we do, (ix) the future performance of Oclaro, Inc. following the closing of acquisitions and mergers, (x) our ability to efficiently and effectively transition to an outsourced back-end assembly and test model over the next three years, (xi) the potential inability to realize the expected benefits and synergies of acquisitions and mergers, (xii)
increased costs related to downsizing and compliance with regulatory compliance in connection with such downsizing, competition and pricing pressure, (xiii) the potential lack of availability of credit or opportunity for equity based financing, (xiv)
the risks associated with our international operations, (xv)the outcome of tax audits or similar proceedings, (xvi) the outcome of pending litigation against the company, (xvii) our ability to increase our cash reserves and obtain financing on terms acceptable to us, and (xviii) other factors described in Oclaro's most recent annual report on Form 10-K, most recent quarterly reports on Form
10-Q and other documents we periodically file with the SEC.  The forward-looking statements included in this presentation represent Oclaro's view as of the date of this announcement.  Oclaro anticipates that subsequent events and developments may cause Oclaro’s views and expectations to change.  Oclaro specifically disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

© Oclaro 2011 3 FY12 Q3 Result

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Oclaro ™

Summary of Q3 FY 2012
•
Revenues of $88.7 million; $4 million negative impact due to short-term work stoppage in Shenzhen.
•
Non-GAAP gross margins: 16% compared to guidance range of 14% to 19%.
•
Adjusted EBITDA ($9.9M) compared to guidance range of ($13.5M) to ($9M).
•
Cash position at $51.1M on March 31, 2012 (includes additional $6 million drawn under line of credit) compared to $54.2 million end of December
2011.
•
Progress on strategic initiatives continues for long-term scalability and to maximize our long term return on invested capital:
Thailand flood recovery largely complete. Final products (WSS, modulators) to return to full capacity by end June.
Cost reduction and margin improvement progressing, demonstrated by on-target Q3 2012 non-GAAP gross margin and adjusted EBITDA results.
Back end assembly and test to be outsourced completely within three years, through Fabrinet agreement and transition to Venture.
Merger announced with Opnext to establish new industry leader with broad product portfolio, technology innovation, engineering
resources, cost structure and strategic customer relationships expected to expand growth and long-term shareholder value.
Financial Summary Financial Summary
for March Quarter for March Quarter
Progress on Progress on
Strategic Initiatives Strategic Initiatives

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Oclaro ™
New Telecom
Product
Momentum
•
Joint collaboration with Huawei – Oclaro optimized
performance of tunable InP laser to deliver ultra-fast switching capability.
•
New tunable 100G DWDM CFP transceiver that utilizes 4x28G
wavelengths to deliver a 2.5x improvement in spectral
efficiency.
•
New family of intra-node amplifiers offsets losses inside 100G,
400G, and 1T channel ROADM network architectures
•
Oclaro MI8000XM 100G coherent transponder module now
fully integrated with Oclaro components.
•
Industry’s first 1x23 WSS with 10X faster switching speeds.
•
40G and 100G coherent portfolio strengthened:
•
New micro-ITLA delivers 3x reduction in size
•
100G coherent receiver reduces form factor by 50%
•
New 40G and 100G modulators  now in volume
production
New Product Momentum

©
Oclaro ™

Financial Results
(1) Telecom Components include lasers, modulators, laser pumps, receivers and integrated lasers and modulators.
(2) Transmission Modules include 10G and 40G transponders and transceivers.
(3) Amplification, Filtering & Optical Routing includes amplifiers, micro-optics, dispersion compensation, wavelength select switching (WSS) modules, and subsystems and ROADM line cards.
(4) Industrial & Consumer includes high power lasers and VCSELs.
(5) See tabular reconciliation to comparable GAAP numbers on page 15.
$ millions
FQ2-11
DEC-10
FQ3-11
MAR-11
FQ4-11
JUN-11
FQ1-12
SEP-11
FQ2-12
DEC-11
FQ3-12
Mar-12
Telecom Components

$ 35.8 $ 33.9 $ 31.1 $ 24.8 $ 22.3 $ 23.5
Transmission Modules

24.9 24.2 22.2 24.0 31.4 28.3
Amplification, Filtering & Optical
Routing

47.4 44.2 41.2 40.0 20.6 23.6
Industrial & Consumer

12.3 13.4 14.6 17.1 12.2 13.3
Total Revenues 120.3 115.7 109.2 105.8 86.5 88.7
Gross Profit (non-GAAP) 36.1 28.8 25.0 24.3 11.3 14.1
Gross Margin % 30% 25% 23% 23% 13% 16%
R&D (non-GAAP)
5
15.3 16.9 18.5 17.3 16.7 14.7
SG&A (non-GAAP)

14.2 15.2 15.8 16.6 13.5 14.0
Non-GAAP Operating Income $ 6.6 $ (3.3) $ (9.4) $ (9.6)
$
(18.9)
$
(14.6)
Adjusted EBITDA $ 10.1 $ 0.7 $ (4.7) $ (4.5) $ (14.3) $ (9.9)

©
Oclaro ™

Q3 FY2012 Financial Summary and Q4 Outlook
(G) – Guidance Range as of April 26, 2012
Gross Margin %
Revenue ($M)
Adjusted EBITDA ($M)
Outlook FY Q4 2012
Revenue (G)
Gross Margin (G)
(Non-GAAP)
Adj. EBITDA (G)
$100M to 109M
19% to 23%
($6.5M) to ($1M)
(Non-GAAP)

©
Oclaro ™

Thailand Flood Recovery Efforts
Fabrinet Pinehurst Restart* Commercial Shipments Pre-Flood Production Capacity Expected
High Powered Lasers November 2011 Achieved
Tunable Dispersion Compensators End January February
Amplifiers December March
Lithium Niobate External Modulators January June
WSS (shipments continue from other Western
sites)
May June

©
Oclaro ™
Q3 FY2012 Summary
• Revenue impacted by flood and short-term work stoppage in
Shenzhen
• Our focus on execution resulted in gross margin and Adjusted
EBITDA within guidance ranges
• Making progress on strategic initiatives for long-term scalability of our business and to maximize long-term return on invested
capital:

-
Through the Fabrinet agreement and transition to Venture,
back-end assembly and test expected to be outsourced
completely within three years
-
Proposed merger with Opnext expected to put us in the #2
position in the optical components and modules market.
Integration planning progressing with close targeted for July
-
Working to have plans in place to be non-GAAP operating
margin positive in the December 2012 quarter and to realize
$35M to $45M of annualized synergies by the December 2013
quarter

© Oclaro ™ 10 Trended Financial Slides

©
Oclaro ™

Non-GAAP Financial Measures
Oclaro provides certain supplemental non-GAAP financial measures to its investors as a complement to the most comparable
GAAP measures. The GAAP measure most directly comparable to non-GAAP gross margin rate is gross margin rate. The GAAP measure most directly comparable to non-GAAP operating income/loss is operating income/loss. The GAAP measure most directly comparable to non-GAAP net income/loss and Adjusted EBITDA is net income/loss. An explanation and reconciliation of each of these non-GAAP financial measures to GAAP information is set forth below.
Oclaro believes that providing these non-GAAP measures to its investors, in addition to corresponding income statement measures, provides investors the benefit of viewing Oclaro’s performance using the same financial metrics that the management team uses in making many key decisions and evaluating how Oclaro’s “core operating performance” and its results of operations may look in the future. Oclaro defines “core operating performance” as its on-going performance in the ordinary course of its operations.  Items that are non-recurring or do not involve cash expenditures, such as impairment charges, income taxes, restructuring and severance programs, costs relating to specific major projects, such as acquisitions, non-cash compensation related to stock and options and certain expenses related to flooding in Thailand, including impairment of fixed assets and inventory, are not included in Oclaro’s view of “core operating performance.”  Management does not believe these items are reflective of Oclaro’s ongoing core operations and accordingly excludes those items from non-GAAP gross margin rate, non-GAAP operating income/loss, non-GAAP net income/loss and Adjusted EBITDA.
Additionally, each non-GAAP measure has historically been presented by Oclaro as a complement to its most comparable
GAAP measure, and Oclaro believes that the continuation of this practice increases the consistency and comparability of
Oclaro’s earnings releases.
Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States of America. Non-GAAP measures should not be considered in isolation from or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

©
Oclaro ™

Non-GAAP Financial Measures
Non-GAAP Gross Margin Rate
Non-GAAP gross margin rate is calculated as gross margin rate as determined in accordance with GAAP (gross profit as a percentage of revenues) excluding non-cash compensation related to stock and options. Oclaro evaluates its performance using non-GAAP gross margin rate to assess Oclaro’s historical and prospective operating financial performance, as well as its operating performance relative to its competitors.
Non-GAAP Operating Income/Loss
Non-GAAP operating income/loss is calculated as operating income/loss as determined in accordance with GAAP excluding the impact of amortization of intangible assets, restructuring, acquisition and related costs, non-cash compensation related to stock and options granted to employees and directors, certain other one-time charges and credits and excluding any flood related impairment of fixed assets and inventory and related income (expenses) specifically identified in the non-GAAP reconciliation schedules set forth below.
Oclaro evaluates its performance using, among other things, non-GAAP operating income/loss in evaluating Oclaro’s historical and prospective operating financial performance, as well as its operating performance relative to its competitors.
Non-GAAP Net Income/Loss
Non-GAAP net income/loss is calculated as net income/loss excluding the impact of restructuring, acquisition and related costs, Thailand flood-related expenses, non-cash compensation related to stock and options granted to employees and directors, net foreign currency translation gains/losses, the impact of amortization of intangible assets and certain other one-time charges and credits specifically identified in the non-GAAP reconciliation schedules set forth below. Oclaro uses non-GAAP net income/loss in evaluating Oclaro’s historical and prospective operating financial performance, as well as its operating performance relative to its competitors.
Adjusted EBITDA
Adjusted EBITDA is calculated as net income/loss excluding the impact of income taxes, net interest income/expense, depreciation and amortization, net foreign currency translation gains/losses, as well as restructuring, acquisition and related costs, non-cash compensation related to stock and options and certain other one-time charges and credits, including flood related impairment of fixed assets and inventory and related income (expenses), specifically identified in the non-GAAP reconciliation schedules set forth below. Oclaro uses
Adjusted EBITDA in evaluating Oclaro’s historical and prospective cash usage, as well as its cash usage relative to its competitors.
Specifically, management uses this non-GAAP measure to further understand and analyze the cash used in/generated from Oclaro’s core operations. Oclaro believes that by excluding these non-cash and non-recurring charges, more accurate expectations of its future cash needs can be assessed in addition to providing a better understanding of the actual cash used in or generated from core operations for the periods presented. Oclaro further believes that providing this information allows Oclaro’s investors greater transparency and a better understanding of Oclaro’s core cash position.

©
Oclaro ™

Income Statement  (unaudited, in thousands, except per share amounts)
(Millions, except per share amounts) Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
120.3 $          115.7 $          109.2 $          105.8 $          86.5 $            88.7 $
84.6               87.3               84.5               81.8               75.6               75.0
35.7               28.4               24.7               24.0               10.9               13.7
GAAP gross margin rate 29.7% 24.6% 22.6% 22.7% 12.6% 15.4%
Operating expenses:
Research and development 15.7               17.2               18.9               17.7               17.0               15.0
Selling, general and administrative 15.1               16.1               16.7               17.5               14.4               14.9
Amortization of intangible assets 0.7                  0.7                  0.7                  0.7                  0.7                  0.8
Restructuring, acquisition and related costs 0.9                  1.0                  1.9                  (1.8)               3.2                  2.2
Flood-related income (expense),net -                -                -                -                9.1                  (3.3)
Legal settlements 1.7                  -                -                -                -                -
Impairment of goodwill -                -                20.0               -                -                -
(Gain) loss on sale of property and equipment (0.0)               0.0                  0.1                  0.1                  0.0                  (0.0)
Total operating expenses 34.1               35.1               58.3               34.2               44.5               29.6
Operating income (loss) 1.6                  (6.6)               (33.6)              (10.2)              (33.6)              (15.9)
Interest income (expense), net (0.5)               (0.5)               (0.5)               (0.2)               (0.2)               (0.3)
Gain (loss) on foreign currency translation (1.1)               (2.0)               (2.4)               1.4                  1.3                  (0.3)
Other income (expense) -                -                -                -                2.2                  -
(1.6)               (2.5)               (2.9)               1.2                  3.3                  (0.6)
0.0                  (9.2)               (36.5)              (9.0)               (30.4)              (16.5)
0.3                  0.7                  0.2                  5.6                  0.5                  0.7
Net loss
(0.2) $             (9.8) $             (36.7) $           (14.6) $           (30.8) $           (17.2) $
Net loss per share:
Basic (0.00) $           (0.20) $           (0.75) $           (0.29) $           (0.61) $           (0.34) $
Diluted (0.00) $           (0.20) $           (0.75) $           (0.29) $           (0.61) $           (0.34) $
Shares used in computing net loss per share:
Basic               48.3               48.6               48.8               49.4               50.5               50.8
Diluted               48.3               48.6               48.8               49.4               50.5               50.8
OCLARO, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Revenues
Cost of revenues
Gross profit
Other income (expense):
Total other income (expense)
Income (loss) before taxes
Income tax provision

©
Oclaro ™

RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Millions, except per share amounts) Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
   GAAP net loss (0.2) $             (9.8) $             (36.7) $           (14.6) $           (30.8) $           (17.2) $
Stock-based compensation included in:
  Cost of revenues 0.4                  0.4                  0.4                  0.3                  0.4                  0.5
  Research and development 0.4                  0.3                  0.4                  0.4                  0.4                  0.3
  Selling, general and administrative 0.9                  0.9                  0.9                  0.9                  0.9                  0.9
Amortization expense 0.7                  0.7                  0.7                  0.7                  0.7                  0.8
Restructuring, acquisition and related costs 0.9                  1.0                  1.9                  (1.8)               3.2                  2.2
Flood-related income (expense), net -                -                -                -                9.1                  (3.3)
Legal Settlements 1.7                  -                -                -                -                -
Impairment of goodwill -                -                20.0               -                -                -
(Gain) loss on foreign currency translation 1.1                  2.0                  2.4                  (1.4)               (1.3)               0.3
5.9                  (4.5)               (10.0)              (15.4)              (17.4)              (15.5)
Income tax provision 0.3                  0.7                  0.2                  5.6                  0.5                  0.7
Depreciation expense 3.5                  4.0                  4.6                  5.1                  4.6                  4.6
Other (income) expense items, net -                -                -                -                (2.2)               -
Interest (income) expense, net 0.5                  0.5                  0.5                  0.2                  0.2                  0.3
   Adjusted EBITDA 10.1 $            0.7 $              (4.7) $             (4.5) $             (14.3) $           (9.9) $
Non-GAAP net income (loss) per share:
Basic 0.12 $            (0.09) $           (0.21) $           (0.31) $           (0.35) $           (0.31) $
Diluted 0.12 $            (0.09) $           (0.21) $           (0.31) $           (0.35) $           (0.31) $
Basic 48.3               48.6               48.8               49.4               50.5               50.8
Diluted 51.2               48.6               48.8               49.4               50.5               50.8
OCLARO, INC.
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
Reconciliation of GAAP net loss to
   non-GAAP net income (loss) and adjusted EBITDA:
   Non-GAAP net income (loss)
Shares used in computing Non-GAAP net income
(loss) per share:

©
Oclaro ™

RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Millions, except per share amounts) Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
GAAP gross profit 35.7 $            28.4 $            24.7 $            24.0 $            10.9 $            13.7 $
Stock-based compensation in cost of revenues 0.4                  0.4                  0.4                  0.3                  0.4                  0.5
   Non-GAAP gross profit 36.1 $            28.8 $            25.0 $            24.3 $            11.3 $            14.1 $
GAAP gross margin rate 29.7% 24.6% 22.6% 22.7% 12.6% 15.4%
Non-GAAP gross margin rate 30.0% 24.9% 22.9% 23.0% 13.0% 15.9%
GAAP operating income (loss) 1.6 $              (6.6) $             (33.6) $           (10.2) $           (33.6) $           (15.9) $
Stock-based compensation included in:
  Cost of revenues 0.4                  0.4                  0.4                  0.3                  0.4                  0.5
  Research and development 0.4                  0.3                  0.4                  0.4                  0.4                  0.3
  Selling, general and administrative 0.9                  0.9                  0.9                  0.9                  0.9                  0.9
Amortization of intangible assets 0.7                  0.7                  0.7                  0.7                  0.7                  0.8
Restructuring, acquisition and related costs 0.9                  1.0                  1.9                  (1.8)               3.2                  2.2
Flood-related income (expense), net -                -                -                -                9.1                  (3.3)
Legal Settlements 1.7                  -                -                -                -                -
Impairment of goodwill -                -                20.0               -                -                -
   Non-GAAP operating income (loss) 6.6 $              (3.3) $             (9.4) $             (9.6) $             (18.9) $           (14.6) $
OCLARO, INC.
Reconciliation of GAAP operating income (loss) to
   non-GAAP operating income (loss):
Reconciliation of GAAP gross margin rate to
   non-GAAP gross margin rate:
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

©
Oclaro ™

RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Millions) Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
GAAP R&D expense 15.7 $            17.2 $            18.9 $            17.7 $            17.0 $            15.0 $
Stock-based compensation in R&D expense (0.4)               (0.3)               (0.4)               (0.4)               (0.4)               (0.3)
   Non-GAAP R&D Expense 15.3 $            16.9 $            18.5 $            17.3 $            16.7 $            14.7 $
GAAP SG&A expense 15.1 $            16.1 $            16.7 $            17.5 $            14.4 $            14.9 $
Stock-based compensation in SG&A expense (0.9)               (0.9)               (0.9)               (0.9)               (0.9)               (0.9)
   Non-GAAP SG&A Expense 14.2 $            15.2 $            15.8 $            16.6 $            13.5 $            14.0 $
OCLARO, INC.
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

©
Oclaro ™

CONDENSED CONSOLIDATED BALANCE SHEETS
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
Current assets:
Cash, cash equivalents and short-term
investments 77.3 $            74.9 $            62.8 $            51.1 $            53.6 $            50.5 $
Restricted cash 0.8                  0.9                  0.6                  0.6                  0.6                  0.6
Accounts receivable, net 105.7             96.4               82.9               81.2               59.7               61.7
Inventories 82.8               87.5               102.2             100.5             83.3               72.7
Prepaid expenses and other current assets 15.9               17.1               16.5               12.2               11.9               11.7
Assets held for sale -                -                -                -                -                20.3
Total current assets 282.5             276.8             264.9             245.7             209.2             217.5
Property and equipment, net 54.1               64.8               69.4               69.5               63.8               59.5
Other intangible assets, net 21.1               20.4               19.7               18.9               18.2               17.5
Goodwill 30.9               30.9               10.9               10.9               10.9               10.9
Other non-current assets 10.1               10.0               10.3               14.0               12.5               12.5
Total assets 398.7 $          403.0 $          375.2 $          358.9 $          314.6 $          317.9 $
Current liabilities:
Accounts payable 61.8 $            65.0 $            66.2 $            51.3 $            38.7 $            48.7 $
Accrued expenses and other liabilities 45.5 $            47.0 $            60.7 $            50.6 $            48.5 $            48.6 $
Credit line payable -                -                -                19.5               19.5               25.5
Total current liabilities 107.3             112.0             126.9             121.4             106.7             122.9
Deferred gain on sale-leaseback 12.9               13.2               12.9               12.3               12.0               12.1
Other long-term liabilities 14.6               15.9               6.3                  6.2                  6.1                  6.4
Total liabilities 134.8             141.1             146.1             140.0             124.7             141.3
Stockholders' equity:
Common stock 0.5                  0.5                  0.5                  0.5                  0.5                  0.5
Additional paid-in capital 1,308.5          1,312.2          1,313.9          1,322.7          1,327.1          1,328.7
Accumulated other comprehensive income 34.3               38.5               40.7               36.4               33.7               36.1
Accumulated deficit (1,079.5)         (1,089.3)         (1,126.1)         (1,140.7)         (1,171.5)         (1,188.6)
Total stockholders' equity 263.9             261.9             229.1             219.0             189.9             176.6
Total liabilities and stockholders’ equity 398.7 $          403.0 $          375.2 $          358.9 $          314.6 $          317.9 $
LIABILITIES AND STOCKHOLDERS’ EQUITY
ASSETS
OCLARO, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS